UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM  8-K

                                 CURRENT  REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Event Requiring Report:   April 5, 2002
                                                 ---------------


                          INTERNATIONAL WIRELESS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Maryland                       000-27045              36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS  Employer
     of Incorporation)                                     Identification  No.)


                              120 Presidential Way
                                Woburn, MA 01801
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (781) 939-7252
                                                          ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)



ITEM  5.  OTHER  EVENTS.


     The Company's Chairman of the Board, Stanley A. Young, retired from the Board on April 5, 2002 due to personal reasons. The retirement was not as a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Pursuant to the bylaws of the company, Dr. Ira W. Weiss, a member of the Board of Directors has been elected as the new Chairman of the Board until the next annual meeting of the shareholders. Mr. Young will assume the position of Director of Mergers & Acquisitions, a non officer position within the Company.


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          99.1  Press  release  of  International Wireless, Inc. dated April 12,
2002.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 12, 2002                              International Wireless, Inc.
       ---------------                              ----------------------------
                                                    (Registrant)

                                                    /s/  Michael  Dewar
                                                    ----------------------------
                                                    Michael  Dewar,  COO  and
                                                    Secretary


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